UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive

Branford, CT 06405

(Address of principal executive offices)(Zip Code)

(203) 646-6446

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock: Par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2025, Azitra, Inc. (the “Company”), reconvened its 2025 annual meeting of stockholders (the “Reconvened Annual Meeting”), which was initially held on June 23, 2025 and adjourned to July 3, 2025 to allow additional time for the stockholders to vote on Proposal No. 2. At the Reconvened Annual Meeting, the Company’s stockholders adopted Proposal No. 2, which is an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s common stock from 100,000,000 shares to 200,000,000 shares (the “Authorized Share Increase”). Following the Reconvened Annual Meeting, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation to implement the Authorized Share Increase.

The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment to implement the Authorized Share Increase, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Reconvened Annual Meeting, proxies had been submitted by stockholders representing over one-third of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. The final voting result on Proposal No. 2 submitted to stockholders at the Reconvened Annual Meeting is set forth below.

Proposal No. 2. Stockholders adopted an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (as amended) to increase the authorized number of shares of the Company’s common stock from 100,000,000 shares to 200,000,000 shares, with shares voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,090,701	278,960	2,607	7,217,442

Item. 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3.1	Certificate of Amendment filed with the Delaware Secretary of State on July 3, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: July 3, 2025	By:	/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer